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                                                                   Exhibit 10.60

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                                       DE/EvO/80042173
                                       First Deed of Pledge of Resolution Shares

On this, the twenty-second day of December two thousand three, appeared before me, Bart Theodoor Derogee, civil-law notary in Rotterdam, the Netherlands: Elise Martine van Oirschot, employed at the office of me, civil-law notary at 3014 DA Rotterdam, the Netherlands, Weena 750, born at Rijssen, the Netherlands on the fourteenth day of September nineteen hundred seventy-seven, acting for the purposes hereof as attorney -- duly authorised in writing -- of:
A. Resolution Performance Products LLC., a limited liability company organized under the laws of the State of Delaware, United States of America, having its registered office at CSC, 2711 Centerville Road, Suite 400, Wilmington, Delaware (DE) 19808, United States of America, hereinafter referred to as "RPP USA,";
B. RPP Capital Corporation, a corporation organised and existing under the laws of Delaware, having its registered office at CSC, 2711 Centerville Road, Suite 400, Wilmington, Delaware DE 19808, United States of America, hereinafter referred to as "US Finance Corp";
C. Resolution Holdings B.V., a private company with limited liability ("besloten vennootschap met beperkte aansprakelijkheid") organized and existing under the laws of the Netherlands, having its corporate seat at 's-Gravenhage and its registered office at Vondelingenweg 601, 3196 KK Vondelingenplaat (Rotterdam), the Netherlands, trade register number 27182096, hereinafter referred to as "Resolution Holdings";
D. Resolution Europe B.V. (formerly known as Resolution Nederland B.V.), a private company with limited liability ("besloten vennootschap met beperkte aansprakelijkheid") organized and existing under the laws of the Netherlands, having its corporate seat at Rotterdam and its registered office at Vondelingenweg 601, 3196 KK Vondelingenplaat (Rotterdam), the Netherlands, trade register number 24294676, hereinafter referred to as "Resolution Europe";
E. Resolution Research Nederland B.V., a private company with limited liability ("besloten vennootschap met beperkte aansprakelijkheid") organized and existing under the laws of the Netherlands, having its corporate seat at Rotterdam and its registered office at Vondelingenweg 601, 3196 KK Vondelingenplaat (Rotterdam), the Netherlands, trade register number 27182782, hereinafter referred to as "Resolution Research";
The entities sub A and C are hereinafter referred to as a "Pledgor", and together as the "Pledgors";
F. Morgan Stanley & Co., Incorporated, a company organized and existing under the laws of Delaware, United States of America, having its corporate seat at 1585 Broadway, New York, NY 10036, United States of America, which in its turn is acting for the purposes hereof in its capacity

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     as Collateral Agent as defined in the Credit Agreement as hereinafter defined but in such capacity acting on its own behalf (voor zich) and not as agent or trustee for any other person other than when explicitly otherwise provided for herein (hereinafter referred to as the "Collateral Agent"); and
G. The Bank of New York, a New York banking corporation organized and existing under the laws of New York, United States of America, having a corporate trust office at 101 Barclay Street - 8W, New York, New York, 10286, United States of America, which in its turn is acting for the purposes hereof in its capacity as Trustee as defined in the Indenture, hereinafter referred to as the "Additional Senior Secured Notes Trustee".
The person appearing declared as follows:
WHEREAS
-------
(A) Capitalized terms used but not defined in this deed of pledge shall have the meanings given to them in the Credit Agreement dated as of the fourteenth day of November two thousand, among Resolution Performance Products, Inc., Resolution Performance Products LLC, RPP Capital Corporation, Resolution Europe B.V. (formerly known as Resolution Nederland B.V.), the Lenders (as defined therein), Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.) as Syndication Agent, JPMorgan Chase Bank (formerly known as Morgan Guaranty Trust Company of New
     York) as Documentation Agent and Morgan Stanley Senior Funding, Inc. as Administrative Agent, Lead Arranger and Sole Book Manager, as the same may be amended, modified, varied, supplemented, novated or restated from time to time (including, without limitation, by way of increase of the facilities made available thereunder and including, but not limited to, as amended pursuant to the Fifth Amendment dated as of the fifteenth day of December two thousand three), hereinafter referred to as the "Credit Agreement";
(B) The Credit Agreement provides for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Borrowers, all as contemplated therein (the Lenders, the Syndication Agent, the Documentation Agent, the Lead Arranger, the Administrative Agent and the Collateral Agent herein collectively called the "Lender Creditors");
(C) RPP USA, one or more Wholly-Owned Subsidiaries of RPP USA and JP Morgan Chase Bank (or any successor by merger thereto) and/or one or more of its banking affiliates or another bank reasonably satisfactory to the Administrative Agent (collectively, the "Overdraft Creditors" and, together with the Lender Creditors and the Other Creditors, as hereinafter

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     defined, the "Secured Creditors") have entered into a, or in the future may enter into, a credit arrangement (as amended, modified, supplemented, replaced or refinanced from time to time, the "Overdraft Agreement"), providing for (i) the extension of a line of credit or an overdraft facility (the "Overdraft Line") to RPP USA and such Wholly-Owned Subsidiaries in the aggregate principal amount not to exceed twenty million United States Dollars (U.S. $20,000,000.--) at any time outstanding and
     (ii) the guaranty by the respective Pledgors of the obligations of one another thereunder (although no Foreign Subsidiary shall guaranty the obligations of RPP USA or a Domestic Subsidiary thereunder) (each, an "Overdraft Guaranty" and, collectively, the "Overdraft Guarantees");
(D) the Borrowers have entered into, or in the future may enter into may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars, hedging and similar agreements or arrangements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against fluctuations in currency or commodity values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other
     Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Stanley Senior Funding, Inc., any Lender, or an affiliate of Morgan Stanley Senior Funding, Inc. or any such Lender (Morgan Stanley Senior Funding, Inc., any such Lender or Lenders or affiliate or affiliates of Morgan Stanley Senior Funding, Inc. or such Lender or Lenders (even if Morgan Stanley Senior Funding, Inc. or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and their subsequent successors and assigns, collectively, the "Other Creditors");
(E) pursuant to the Foreign Subsidiaries Guaranty executed and delivered by it, each of the Companies, other than Resolution Europe, has agreed unconditionally and irrevocably, and jointly and severally, to guaranty as primary obligor and not merely as surety the Guaranteed Obligation as described therein;
(F) it is a condition to (i) the continued making of Loans to the Borrowers under the Credit Agreement, (ii) the Other Creditors continuing to enter into Interest Rate Protection Agreements or Other Hedging Agreements and
     (iii) the extension of the Overdraft Line pursuant to the Overdraft Agreement, that each Pledgor shall have executed and delivered to the Collateral Agent this Deed;
(G)  each Pledgor will obtain benefits from the continued incurrence of Loans

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     and, in the case of RPP USA, also from the continued issuance of Letters of
     Credit, under the Credit Agreement, the extension of the Overdraft Line pursuant to the Overdraft Agreement and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, each Pledgor desires to execute this Deed to satisfy the conditions described in the preceding paragraph;
(H) the US Borrowers and the Additional Senior Secured Notes Trustee have entered into an Additional Senior Secured Notes Indenture dated as of the twenty-second day of December two thousand three, providing for the issuance of the eight per cent (8%) Notes due two thousand nine (2009) by the US Borrowers (as the same may be amended, modified, varied, supplemented, novated or restated from time to time, hereinafter the "Indenture");
(I) pursuant to Section 43 of the Fifth Amendment to the Credit Agreement dated as of the fifteenth day of December two thousand three, the Lender
     Creditors have authorized the Collateral Agent, inter alia, to accept security for the obligations of the US Borrowers in respect of the Additional Senior Secured Note Documents;
(J) RPP USA is holder of four-hundred (400) ordinary shares, with a par value of one-thousand Netherlands Guilders (NLG 1,000.--) each, numbered 1 up to and including 400 in the share capital of Resolution Holdings;
(K) Resolution Holdings is holder of (i) one-hundred (100) ordinary shares, with a par value of one-thousand euros (EUR 1,000.--) each, numbered 1 up to and including 100, in the share capital of Resolution Europe, and (ii) forty (40) ordinary shares, with a par value of one-thousand Netherlands Guilders (NLG 1,000.--) each, numbered 1 up to and including 40, in the share capital of Resolution Research;
(L) the Articles of Association of each Company permit the creation of a pledge on the Shares of that Company;
(M) the Articles of Association of each Company do not explicitly permit a transfer of voting rights to a Pledgee of shares in its capital, but pursuant to Article 2:198 NCC transfer of voting rights is possible if so provided on the establishment of the pledge and if the establishment of the pledge is approved by the general meeting of shareholders;
(N) the Pledgors as sole shareholders of the Companies have resolved to give the legally required approval for the vesting of this pledge, including the transfer of voting rights.
The person appearing, acting in said capacities, declared that in consideration of the premises contained herein, the parties hereto agree as follows:
1.   Definitions
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1.1  In this Deed, the following terms shall have the following meaning:

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     "Additional Senior Secured Noteholders" means the holders of the Additional
     Senior Secured Notes.
     "Borrowers" means the US Borrowers and the Dutch Borrower.
     "Company" means Resolution Holdings, Resolution Europe or Resolution Research, as the case may be.
     "Deed" means this deed of pledge of shares, as the same may be modified, supplemented or amended from time to time in accordance with its terms. "Dutch Borrower" means Resolution Europe B.V. (formerly known as Resolution Nederland B.V.)
     "Future Europe Shares" means any shares in the capital of Resolution Europe acquired by Resolution Holdings after the date thereof.
     "Future Holdings Shares" means any and all shares in the capital of Resolution Holdings that RPP USA shall acquire after the date of this Deed, which shares together with the Present Holdings Shares represent 65% (or such number that most closely approaches 65% without exceeding it) of the total issued shares in the share capital of Resolution Holdings and which shares shall, for identification purposes, each time be the shares with the lowest share numbering of all shares comprised in the relevant acquisition. "Future Research Shares" means any shares in the capital of Resolution Research acquired by Resolution Holdings after the date hereof.
     "Future Shares" means the Future Holdings Shares, the Future Total Holdings Shares, the Future Europe Shares and the Future Research Shares, collectively.
     "Future Total Holdings Shares" means any shares in the capital of Resolution Holdings acquired by RPP USA after the date hereof.
     "Indenture" has the meaning ascribed thereto in recital (H)
     "Intercreditor Agreement" shall mean the Intercreditor Agreement, dated as of the twenty-second day of December two thousand three, among the Additional Senior Secured Notes Trustee, the Administrative Agent, the Collateral Agent and the Overdraft Creditors, and acknowledged and agreed to by the US Credit Parties from time to time party thereto, as amended, modified, restated, supplemented or replaced from time to time in accordance with the terms thereof, including, without limitation, any intercreditor or similar agreement with respect to any refinancing, replacement or restructuring (including, without limitation, any such agreement increasing the amount of indebtedness referred to therein or adding additional parties thereto) with respect to all or any portion of the indebtedness referenced in such agreement.
     "NCC" means the Netherlands Civil Code ("Burgerlijk Wetboek").
     "Noteholders' Portion" means at the relevant time those shares with the

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     lowest numbering of the Present Holdings Shares together with any Future
     Holdings Shares, if any, of which the aggregate principal amount, par value, book value as carried by RPP USA or the market value as determined by RPP USA's board of directors, whichever is the greatest, as such terms are interpreted by the SEC under Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended (the "Securities Act"), that equal nineteen point ninety-nine per cent (19.99%) (or such number as most closely approaches nineteen point ninety-nine per cent (19.99%) without exceeding it) of the aggregate principal amount of the Additional Senior Secured Notes outstanding at such time.
     "Parallel Debt A" has the meaning provided in Section 3.1 of this Deed. "Parellel Debt B" has the meaning provided in Section 4.1 of this Deed. "Parallel Debt C" has the meaning provided in Section 5.1 of this Deed. "Present Holdings Shares" means sixty-five per cent (65%) of the Total Holdings Shares, being two hundred and sixty (260) shares, the shares numbered 1 up to and including 260.
     "SEC" means the Securities and Exchange Commission.
     "Secured Indebtedness A" means, collectively, the Secured Obligations A, the Parallel Debt A and the payment obligations under this Deed in respect of any costs relating to the foreclosure (in Dutch: "kosten van executie") of this Deed, each to the extent such obligations consist of a monetary payment obligation (in Dutch: "vordering tot voldoening van een geldsom"). "Secured Indebtedness B" means, collectively, the Secured Obligations B, the Parallel Debt B and the payment obligations under this Deed in respect of any costs relating to the foreclosure (in Dutch: "kosten van executie") of this Deed, each to the extent such obligations consist of a monetary payment obligation (in Dutch: "vordering tot voldoening van een geldsom"). "Secured Indebtedness C" means, collectively, the Secured Obligations C, the Parallel Debt C and the payment obligations under this Deed in respect of any costs relating to the foreclosure (in Dutch: "kosten van executie") of this Deed, each to the extent such obligations consist of a monetary payment obligation (in Dutch: "vordering tot voldoening van een geldsom"). "Secured Obligations A" shall mean for each Borrower:
     (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all monetary obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon, including, without limitation, all interest that accrues after the

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            commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Borrower at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding or applicable law) of a Borrower to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Borrower is a party (including all such obligations and indebtedness of such Borrower under any Guaranty to which it is a party); and the due performance and compliance by such Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents to which such Borrower is a party;
     (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all monetary obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon, including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Borrower at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding or applicable law) owing by a Borrower to the Overdraft Creditors under, or with respect to, the Overdraft Line (including all such obligations, liabilities and indebtedness under each Guaranty to which such Pledgor is a party); and the due performance and compliance by such Borrower with all of the terms, conditions and agreements contained in the Overdraft Agreement;
     (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all monetary obligations and liabilities, (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Borrower at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding or applicable law) owing by such Borrower to the Other Creditors under, or with respect to (including by reason of any Guaranty to which it is a party), any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest

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            Rate Protection Agreement or Other Hedging Agreement is now in
            existence or hereafter arising; and the due performance and compliance by such Borrower with all of the terms, conditions and agreements contained in any Interest Rate Protection Agreement or Other Hedging Agreements;
     (iv) any and all sums advanced by the Collateral Agent in order to preserve the Shares or preserve the security interests hereby created;
     (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of a Borrower referred to in clauses (i), (ii), (iii) and (iv) above, after an Event of Default (which term to mean and include any Event of Default under, and as defined in, the Credit Agreement or (i) any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement or the Overdraft Agreement and (ii) after the payment in full of the Credit Document Obligations and the Other Obligations, any "Event of Default" (or similar term) under, and as defined in, the Overdraft Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Shares, or of any exercise by its rights hereunder, together with reasonable attorney's fees and court costs; and
     in each case other than the Parallel Debt A, the Secured Indebtedness B, the Secured Indebtedness C and any other obligation pursuant to this Deed. "Secured Obligations B" means for each US Borrower (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any US Borrower at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding or applicable law)) of such US Borrower owing to the Additional Senior Secured Noteholders, whether now existing or hereafter incurred under, arising out of, or in connection with the Additional Senior Secured Notes and the Indenture to which such US Borrower is a party and the due performance and compliance by such US Borrower with all of the terms, conditions and agreements contained in the Additional Senior Secured Notes and in the Indenture, (ii) any and all sums advanced by the Collateral Agent in order to preserve the Shares or

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     preserve the security interests hereby created and (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of a US Borrower referred to in clauses (i) and
     (ii) above, after an Event of Default (which term to mean and include any Event of Default under, and as defined in, the Indenture, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Shares, or of any exercise by its rights hereunder, together with reasonable attorney's fees and court costs, in each case other than the Parallel Debt B, the Secured Indebtedness A, the Secured Indebtedness C and any other obligation pursuant to this Deed. "Secured Obligations C" means the Dutch Guaranteed Obligations, as defined in the Credit Agreement, other than the Parallel Debt C and any other obligation pursuant to this Deed.
     "Shares" means the Total Shares and the Future Shares.
     "Total Europe Shares" means one-hundred (100) ordinary shares, with a par value of one thousand Euros (EUR 1,000.00) each, numbered 1 up to and including 100, in the share capital of Resolution Europe.
     "Total Holdings Shares" means four-hundred (400) ordinary shares, with a par value of one thousand Netherlands Guilders (NLG 1,000.00) each, numbered 1 up to and including 400 in the share capital of Resolution Holdings.
     "Total Research Shares" means forty (40) ordinary shares, with a par value of one thousand Netherlands Guilders (NLG 1,000.00) each, numbered 1 up to and including 40, in the share capital of Resolution Research.
     "Total Shares" means the Total Holdings Shares, the Total Europe Shares and the Total Research Shares, collectively.
     "US Borrowers" means RPP USA and US Finance Corp.
1.2  (a)    References to Articles are to be construed as references to Articles of this Deed.
     (b)    Words importing the singular shall include the plural and vice versa and persons shall include bodies corporate and other legal entities and vice versa.
     (c)    Headings are for convenience only and shall not affect the construction hereof.
     (d)    References to any party or other person shall be deemed to be references to or to include, as appropriate, their respective successors and permitted transferees and assigns.
     (e)    References to the Credit Agreement shall be deemed to include references to that agreement as it may be amended (including any

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            amendment and restatement), modified, novated, supplemented or restated from time to time (including, any
            agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including increasing the amount of available borrowings thereunder) all or any portion of the debt under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders), and references to the Secured Obligations A and Parallel Debt A shall be deemed to include any and all monetary obligations, liabilities and indebtedness which any of the Borrowers may have under or in connection with the Credit Agreement as the same may be so amended, modified, novated, supplemented or restated from time to time.
2.   Creation of Pledge on Shares
---------------------------------
2.1 In order to secure the Secured Indebtedness A, RPP USA agrees to pledge and pledges ("verpandt") the Present Holdings Shares and agrees to pledge and pledges in advance ("bij voorbaat") the Future Holdings Shares to the Collateral Agent. The Collateral Agent hereby agrees to accept and accepts this right of pledge.
2.2 In order to secure the Secured Indebtedness B, RPP USA agrees to pledge and pledges ("verpandt") to the Collateral Agent (i) the Noteholders' Portion and (ii) subject to the suspensive condition ("opschortende voorwaarde") from time to time that the number of shares pledged under this Article 2.2 to secure the Secured Indebtedness B is less than the Noteholders' Portion, such Present Holdings Shares and, in advance ("bij voorbaat") such Future Holdings Shares, if any, as are necessary from time to time to achieve that the number of shares pledged under this Article 2.2 to secure the Secured Indebtedness B, equals the Noteholders' Portion, which shares shall be each time the shares unencumbered pursuant to this Article 2.2. with the lowest share numbering. Such right of pledge to be effective each time the suspensive condition is fulfilled. The Collateral Agent hereby agrees to accept and accepts, and as far as the Future Holdings Shares are concerned, accepts in advance, such rights of pledge. Under the suspensive condition ("opschortende voorwaarde") from time to time that the Present Holdings Shares together with the Future Holdings Shares, if any, pledged pursuant to this Article 2.2, are in excess of the Noteholders' Portion, the Collateral Agent herewith releases ("doet afstand van") the right of pledge on such shares and RPP USA herewith accepts such release. Such release shall be effective each time such excess has occurred, shall each time concern the shares with the highest share numbering of the shares encumbered pursuant to Article 2.2 and shall only concern the rights of

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     pledge created as security for the Secured Indebtedness B.
2.3 Subject to the suspensive condition hereafter described, the Collateral Agent hereby releases ("doet afstand van"), and RPP USA hereby accepts such release, the right of pledge created pursuant to Article 2.2 on those Present Holdings Shares and/or Future Holdings Shares which right of pledge triggers a requirement to file with the SEC (or any other governmental agency) separate financial statements of Resolution Holdings in the event that Rule 3-10 or Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require), such filing. This release is granted under the suspensive condition ("opschortende voorwaarde") from time to time that a filing requirement as described in the preceding sentence has become effective. The release shall only release the rights of pledge on that number of shares which trigger the requirement to file, shall each time concern the shares with the highest share numbering of the shares encumbered pursuant to Article 2.2 and shall only concern the right of pledge created as security for the Secured Indebtedness B.
2.4 In order to secure the Secured Indebtedness C, RPP USA agrees to pledge and pledges ("verpandt") the Total Holdings Shares and agrees to pledge and pledges in advance ("bij voorbaat") the Future Total Holdings Shares to the Collateral Agent. The Collateral Agent hereby agrees to accept and accepts this right of pledge.
2.5  The parties acknowledge and agree that the rights of pledge created in
     Article 2.1, Article 2.2 and Article 2.3 of this Deed on shares in the share capital of Resolution Holdings are equal in rank, each right of pledge being a first priority right of pledge.
2.6 In order to secure the Secured Indebtedness A, other than obligations of the US Borrowers under the Credit Agreement or under this Deed, Resolution Holdings agrees to pledge and pledges ("verpandt") the Total Europe Shares and the Total Research Shares and agrees to pledge and pledges in advance ("bij voorbaat") the Future Europe Shares and the Future Research Shares to the Collateral Agent. The Collateral Agent hereby agrees to accept and accepts these rights of pledge.
2.7 Upon acquisition of the Future Holdings Shares and/or the Future Total Holdings Shares, each of RPP USA and Resolution Holdings shall, at its own expense, execute such agreements, deeds, confirmations and notices, give such assurances and do all such acts and things as the Collateral Agent may reasonably require to create or perfect the Collateral Agent's security rights in respect of the Future Holdings Shares and the Future Total Holdings Shares all on the same terms and

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     conditions as provided for in this Deed. Upon acquisition of the Future
     Europe Shares or the Future Research Shares, each of Resolution Holdings and, Resolution Europe or Resolution Research, respectively, shall, at its own expense, execute such agreements, deeds, confirmations and notices, give such assurances and do all such acts and things as the Collateral Agent may reasonably require to create or perfect the Collateral Agent's security rights in respect of the Future Europe Shares or the Future Research Shares all on the same terms and conditions as provided for in this Deed.
3.   Parallel Debt A
--------------------
3.1 Each of the Borrowers hereby irrevocably and unconditionally undertakes to pay to the Collateral Agent an amount equal to the aggregate amount payable ("verschuldigd") by such Borrower in respect of its Secured Obligations A as they may exist from time to time. The payment undertaking of each Borrower under this Article 3.1 is hereinafter to be referred to as "Parallel Debt A". Each Parallel Debt A will be payable in the currency or currencies of the relevant Secured Obligations A.
3.2 Each Parallel Debt of a Borrower will become due and payable ("opeisbaar") on the date on which one or more of the Secured Obligations A of such Borrower become due and payable.
3.3 Each of the parties to this Agreement, and the Collateral Agent (pursuant to the written power of attorney contained in Section 12.11 of the Credit Agreement also on behalf of the Lender Creditors), hereby acknowledges that:
     a. each Parallel Debt A constitutes an undertaking, obligation and liability of the relevant Borrower to the Collateral Agent which is separate and independent from, and without prejudice to, the Secured Obligations A; and
     b. each Parallel Debt A represents the Collateral Agent's own separate and independent claim ("eigen en zelfstandige vordering") to receive payment of such Parallel Debt A from the relevant Borrower, it being understood, in each case, that pursuant to Article 3.1 the amount which may become payable by a Borrower as its Parallel Debt A shall never exceed the total of the amounts which are payable under the Secured Obligations A of such Borrower.
3.4 For the avoidance of doubt, each of the parties to this Agreement and the Collateral Agent (pursuant to the written power of attorney contained in Section 12.11 of the Credit Agreement also on behalf of the Secured Creditors) confirm that in accordance with Articles 3.1 and 3.3 the claim of the Collateral Agent against a Borrower in respect of a Parallel Debt

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                                       13
                                       DE/Evo/80042173

     A and the claims of anyone or more of the Secured Creditors against such Borrower in respect of the Secured Obligations A payable by such Secured Creditors do not constitute common property ("een gemeenschap") within the meaning of Article 3:166 NCC and that the provisions relation to such common property shall not apply. If, however, it shall be held that such claim of the Collateral Agent and such claims of anyone or more of such Secured Creditors do constitute common property and such provisions do apply, the parties to this Agreement agree that the US Security Agreement shall constitute the administration agreement ("beheersregeling") within the meaning of Article 3:168 NCC.
3.5 To the extent the Collateral Agent irrevocably ("onaantastbaar") receives any amount in payment of the Parallel Debt A of a Borrower, the Collateral Agent shall distribute such amount among the Secured Creditors who are creditors of the Secured Obligations A of such Borrower in accordance with the Intercreditor Agreement, provided that amounts payable in respect of clauses (iv) and (v) of the definition of Secured Obligations A shall be distributed in accordance with Section 9.4 of the US Security Agreement. Upon irrevocable ("onaantastbaar") receipt by the Collateral Agent of any amount in payment of the Parallel Debt A of a Borrower ("Received Amount"), the Secured Obligations A of the relevant Secured Creditors shall, for the purposes of this Parallel Debt A, be reduced by amounts totalling an amount ("Deductible Amount") equal to the Received Amount in the manner as if the Deductible Amount were received as a payment of the Secured Obligations A on the date of receipt by the Collateral Agent of the Received Amount.
4.   Parallel Debt B
--------------------
4.1 The US Borrowers hereby irrevocable and unconditionally undertake to pay to the Collateral Agent an amount equal to the aggregate amount payable (in
     Dutch: "verschuldigd") by the US Borrowers to the Additional Senior Secured Noteholders in respect of the Secured Obligations B as they may exist from time to time. The payment undertaking of each US Borrower to the Collateral Agent under this Article 4 is hereinafter to be referred to as "Parallel Debt B". Each Parallel Debt B will be payable in the currency of the relevant Secured Obligations B.
4.2  Each Parallel Debt B of a US Borrower will become due and payable (in
     Dutch: "opeisbaar") on the date on which one or more of the Secured Obligations B become due and payable.
4.3 The US Borrowers, the Additional Senior Secured Notes Trustee, and the Collateral Agent hereby acknowledge, and the other Additional Senior

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                                       14
                                       DE/Evo/80042173

     Secured Noteholders (pursuant to Section 10.1(b) of the Indenture) have acknowledged that:
     a. each Parallel Debt B constitutes an undertaking, obligation and liability of the US Borrowers to the Collateral Agent which is separate and independent from, and without prejudice to, the Secured Obligations B; and
     b. each Parallel Debt B represents the Collateral Agent's own separate and independent claim (in Dutch: "eigen en zelfstandige vordering") to receive payment of the Parallel Debt B from the US Borrowers;
     it being understood that the amount which may become payable by a US Borrower as its Parallel Debt B shall never exceed the total of the amounts which are payable under the Secured Obligations B of such US Borrower.
4.4 For the avoidance of doubt, the US Borrowers, the Additional Senior Secured Notes Trustee, and the Collateral Agent acknowledge and the other Additional Senior Secured Noteholders (pursuant to Section 10.1(b) of the Indenture) have acknowledged that the claim of the Collateral Agent against a US Borrower in respect of a Parallel Debt B and the claims of any one or more of the Additional Senior Secured Noteholders against such US Borrower in respect of the Secured Obligations B do not constitute common property and that the provisions under the NCC relating to such common property shall not apply. If, however, it shall be held that such claim of the Collateral Agent and such claim of any one or more of such Additional Senior Secured Noteholders do constitute common property and such provisions apply, the US Borrowers, the Additional Senior Secured Notes Trustee, and the Collateral Agent agree and the other Additional Senior Secured Noteholders (pursuant to Section 10.1(b) of the Indenture) have agreed that the US Security Agreement shall constitute the administration agreement of such common property.
4.5 To the extent the Collateral Agent irrevocably (in Dutch: "onaantastbaar") receives any amount in payment of the Parallel Debt B of a US Borrower, the Collateral Agent shall distribute such amount among the Additional Senior Secured Noteholders in accordance with the Intercreditor Agreement. The Additional Senior Secured Notes Trustee agrees, and the other Additional Senior Secured Noteholders (pursuant to Section 10.1(b) of the Indenture) have agreed, that upon irrevocable (in Dutch: "onaantastbaar") receipt by the Collateral Agent of any amount in payment of the Parallel Debt B of a US Borrower ("Received Amount"), the Secured Obligations B of the Additional Senior Secured Noteholders shall be reduced by amounts totalling an amount ("Deductible Amount")

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                                       15
                                       DE/Evo/80042173

     equal to the Received Amount in the manner as if the Deductible Amount were received as a payment of the Secured Obligations B on the date of receipt by the Collateral Agent of the received amount.
5.   Parallel Debt C
--------------------
5.1 The Dutch Borrower hereby irrevocable and unconditionally undertakes to pay to the Collateral Agent an amount equal to the aggregate amount payable (in
     Dutch: "verschuldigd") by it to the Secured Creditors in respect of the Secured Obligations C as they may exist from time to time. The payment undertaking of the Dutch Borrower to the Collateral Agent under this
     Article 5 is hereinafter to be referred to as the "Parallel Debt C". The Parallel Debt C will be payable in the currency of the relevant Secured Obligations C.
5.2 The Parallel Debt C will become due and payable (in Dutch: "opeisbaar") on or after the date and to the extent one or more of the Secured Obligations C become due and payable.
5.3 The Dutch Borrower and the Collateral Agent (pursuant to the written power of attorney contained in Section 12.11 of the Credit Agreement also on behalf of the Secured Lenders), hereby acknowledges that:
     a. the Parallel Debt C constitutes an undertaking, obligation and liability of the Dutch Borrower to the Collateral Agent which is separate and independent from, and without prejudice to, the Secured Obligations C; and
     b. the Parallel Debt C represents the Collateral Agent's own separate and independent claim (in Dutch: "eigen en zelfstandige vordering") to receive payment of the Parallel Debt C from the Dutch Borrower;
     it being understood that the amount which may become payable by the Dutch Borrower as Parallel Debt C shall never exceed the total of the amounts which are payable under the Secured Obligations C.
5.4 For the avoidance of doubt, the Dutch Borrower and the Collateral Agent (pursuant to the written power of attorney contained in Section 12.11 of the Credit Agreement) also on behalf of the Secured Creditors, acknowledge that the claim of the Collateral Agent against the Dutch Borrower in respect of the Parallel Debt C and the claims of any one or more of the Secured Creditors against the Dutch Borrower in respect of the Secured Obligations C do not constitute common property and that the provisions under the NCC relating to such common property shall not apply. If, however, it shall be held that such claim of the Collateral Agent and such claims of anyone or more of such Secured Creditors do constitute common property and such provisions do apply, the parties to this Agreement agree that the US Security Agreement shall constitute the

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                                       16
                                       DE/Evo/80042173

     administration agreement ("beheersregeling") within the meaning of Article 3:168 NCC.
 5.5 To the extent the Collateral Agent irrevocably ("onaantastbaar") receives any amount in payment of the Parallel Debt C of the Dutch Borrower, the Collateral Agent shall distribute such amount among the Secured Creditors who are creditors of the Secured Obligations C of such Borrower in accordance with Section 9.4 (other than 9.4(a)(iv) and (v)) of the US Security Agreement relating to the distribution of proceeds. Upon irrevocable ("onaantastbaar") receipt by the Collateral Agent of any amount in payment of the Parallel Debt C of the Dutch Borrower ("Received Amount"), the Secured Obligations C of the relevant Lender(s) shall, for the purposes of this Parallel Debt C, be reduced by amounts totalling an amount ("Deductible Amount") equal to the Received Amount in the manner as if the Deductible Amount were received as a payment of the Secured Obligations C on the date of receipt by the Collateral Agent of the Received Amount.
6.   Further assurances
-----------------------
Each of the parties shall, if and when reasonably required by the Collateral Agent, execute such further liens and assurances in favour of the Collateral Agent for the benefit of the Secured Creditors or the Additional Senior Secured Noteholders, as the case may be, and do all such acts and things as the Collateral Agent shall from time to time reasonably require over or in relation to all or any of the Shares to secure the payment of the relevant Secured Indebtedness or to perfect or protect the security of the Collateral Agent, as the case may be, created or purported to be created hereby over the Shares or any part thereof or to facilitate the realisation of the same but so that the terms of such further liens and assurances shall be no more onerous than the terms of this Deed.
7.   Representations and warranties and covenants of Pledgor
------------------------------------------------------------
7.1  Each Pledgor represents, warrants and covenants that:
     (i) it is the legal and beneficial owner of, and has legal title to the Present Shares and the Present Shares have not been encumbered by any limited right (in Dutch "beperkt recht") other than the liens and security interests created by this Deed, nor has an attachment (in Dutch "beslag") been levied on any of the Present Shares;
     (ii) it has full power, authority and legal right to pledge all the Present Shares pledged by it pursuant to this Deed by way of first priority right of pledge;
     (iii)  no depositary receipts have been issued for the Present Shares;
     (iv) the Total Holdings Shares represent the entire issued and outstanding share capital of Resolution Holdings;
     (v)    the Total Europe Shares represent the entire issued and

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                                       17
                                       DE/Evo/80042173

            outstanding share capital of Resolution Europe;
     (vi) the Total Research Shares represent the entire issued and outstanding share capital of Resolution Research;
     (vii) this Deed has been duly authorized, executed and delivered by each Pledgor and constitutes the legal, valid and binding obligations of such Pledgor, enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights;
     (viii) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of a Pledgor or any of its subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by a Pledgor in connection with (a) the execution, delivery or performance of this Deed, (b) the validity or enforceability of this Deed, (c) the perfection or enforceability of the security interest in the Shares as created pursuant to this Deed or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Collateral Agent of any of its rights or remedies provided herein;
     (ix) the execution, delivery and performance of this Deed will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to a Pledgor, or of the articles of association of a Pledgor or of any securities issued by a Pledgor or any of its subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which the Pledgor or any of its subsidiaries is a party or which purports to be binding upon the Pledgor or any of its subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of the Pledgor or any of its subsidiaries except as contemplated by this Deed;
     (x) all of the Present Shares have been duly and validly issued and acquired, are fully paid and subject to no options to purchase or similar rights.
7.2  Each Pledgor covenants and agrees that it will defend the Collateral

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                                       18
                                       DE/Evo/80042173

     Agent's right, title and security interest in and to the Shares and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any Future Shares hereunder and will likewise defend the right thereto and security interest therein of the Collateral Agent.
7.3 Each Pledgor, Resolution Europe and Resolution Research covenant and agree that they will not (without the prior written consent of the Collateral Agent, which consent will not be unreasonably withheld) co-operate to issue any depositary receipts in relation to the Shares.
7.4 Each Pledgor covenants and agrees that it will not (without the prior written consent of the Collateral Agent, which consent will not be unreasonably withheld) cause or permit to be issued any new shares in the capital of the Company, other than to the Pledgor.
8.   Voting rights
------------------
8.1 Each of the Pledgors and the Collateral Agent hereby stipulate (within the meaning of Article 2: 198(3) Dutch Civil Code) that the voting rights and all other consensual rights attaching to the Shares are vested in ("toekomen aan") the Collateral Agent subject to the fulfillment of each of the following suspensive conditions ("opschortende voorwaarden") (i) that an Event of Default (as defined in the US Security Agreement) has occurred and (ii) the Collateral Agent has given notice to the Company and the Pledgor that it wishes to exercise such rights. Upon receipt of such notification by the Company, the Collateral Agent shall be entitled to exercise the voting rights attached to the Shares and shall be entitled to exercise all rights to give consents and waivers with respect to the Shares, and each Pledgor shall no longer be entitled to the voting rights or to exercise such other rights. As long as the Collateral Agent does not hold the voting rights with respect to the Shares, it shall not have the rights of holders of depositary receipts. It is understood that when the Collateral Agent will hold the voting rights with respect to the Shares, the Collateral Agent shall have the rights of holders of depositary receipts by operation of law. To the extent possible under Netherlands law, each Pledgor waives these rights of holders of depositary receipts in advance and the Collateral Agent accepts this waiver.
8.2 No vote shall be cast or any consent, waiver or rectification given or any action taken or omitted to be taken, which would violate or be inconsistent with any of the terms of this Deed or any other US Security Document, or which would have the effect of impairing the value of the Shares or any part thereof in any material respect or the position or interests of the Collateral Agent in the Shares in any material respect.
9.   Distributions on the Shares
--------------------------------

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                                       19
                                       DE/Evo/80042173

The Collateral Agent shall be entitled to receive and retain all cash dividends paid in respect of the Shares as well as all other payments on the Shares, provided, however, that the Collateral Agent hereby grants permission (toestemming) to each Pledgor within the meaning of Article 3:246(4) NCC to exercise these rights. Each Pledgor shall be so entitled, and the permission is granted only as long as no Event of Default has occurred and is continuing and as long as the Collateral Agent has not notified the Company and the relevant Pledgor in writing that this permission is no longer granted.
10.  Immediate foreclosure
--------------------------
10.1 If an Event of Default shall have occurred and be continuing, the Collateral Agent for the benefit of the Secured Creditors and the Additional Senior Secured Noteholders shall be empowered without notice or other demand, acting upon the instructions of the Required Secured Creditors (as defined in the US Security Agreement) subject to the terms of the Intercreditor Agreement, to cause all or a part of the Shares to be sold in accordance with the provisions of the Articles of Association of the Company and the laws of the Netherlands, provided that the Articles 3:234 and 3:249 and 3:252 NCC shall not apply.
10.2 Each Pledgor hereby waives its right pursuant to Article 3:251 paragraph 1 NCC, which waiver is hereby accepted by the Collateral Agent. To the extent this pledge constitutes a third party security right as referred to in the last sentence of Article 3:231(1) of the Netherlands Civil Code, each Pledgor hereby waives the right to invoke Article 3:233(2), Article 3:234 and Article 6:139 of the Netherlands Civil Code, which waiver is hereby accepted by the Collateral Agent.
10.3 The Collateral Agent is irrevocably authorised (without obligation) by each Pledgor to, in the event of a sale as referred to in paragraph 1 of this
     Article 10, offer the Shares for sale in the manner prescribed by the Company's Articles of Association or to seek the approval of the corporate body designated under the Company's Articles of Association as empowered to approve all proposed transfers of shares, as the case may be, and to exercise any of the Pledgor's rights in connection with the sale and transfer of the Shares as provided in Article 2:198 paragraph 5 NCC.
     To the extent permitted by applicable law, each Pledgor as sole shareholder of the Company hereby waives its rights of first refusal, if any, in relation to the sale of the Shares referred to in this Article 10, which waiver is hereby accepted by the Collateral Agent.
10.4 If an Event of Default shall have occurred and be continuing, then, and in every such case, each Pledgor and each Company shall render such assistance and provide such information free of charge as the Collateral Agent may reasonably deem necessary in connection with the exercise by

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                                       20
                                       DE/Evo/80042173

     the Collateral Agent (acting at the direction of the Required Secured Creditors (as defined in the US Security Agreement), subject to the terms of the Intercreditor Agreement) of its rights, powers or remedies provided for in this Deed.
10.5 To the extent permitted by applicable law, the Collateral Agent (acting at the direction of the Required Secured Creditors (as defined in the US Security Agreement) subject to the terms of the Intercreditor Agreement) shall apply the proceeds of the sold Shares in accordance with the provisions of the Intercreditor Agreement, provided that (i) amounts payable in respect of clauses (iv) and (v) of the definition of Secured Obligations A shall be distributed in accordance with Section 9.4 of the Security Agreement and (iii) amounts payable in respect of Secured Indebtedness C shall be distributed to the creditors of the Secured Indebtedness C in accordance with Section 9.4 (other than Section 9.4
     (a)(iv) and (v)) of the US Security Agreement relating to distribution of proceeds.
10.6 The Collateral Agent and the Lender Creditors and the Additional Senior Secured Noteholders shall not be liable to the Pledgor for any damages caused by the sale of the Shares pursuant to this Article 10.
10.7 The Additional Senior Secured Notes Trustee expressly acknowledges and agrees that, pursuant to Section 9.1 of the US Security Agreement and the Intercreditor Agreement, this Deed may be enforced only by the action of the Collateral Agent, acting upon the instructions (made subject to the provisions of the Intercreditor Agreement) of the Required Secured Creditors (as defined in the US Security Agreement), and that neither the Additional Senior Secured Notes Trustee nor any of the Additional Senior Secured Noteholders shall have any right individually to seek to enforce or to enforce this Deed or to realize upon the security granted hereby.
10.8 The Additional Senior Secured Notes Trustee acknowledges and agrees that the obligations of the Collateral Agent as holder of the first priority rights of pledge with respect to the Shares and with respect to the disposition thereof, and otherwise under this Deed, are only those expressly set forth in this Deed and as provided in Annex N to the US Security Agreement.
11.  Subrogation claims
-----------------------
11.1 Until such time as all Secured Indebtedness has been irrevocably paid, each Pledgor hereby waives (to the fullest extent permitted by applicable law) all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the relevant Borrowers which it may at any time otherwise have as a result of this Deed.
11.2 After all Secured Indebtedness has been irrevocably paid in full, each

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                                       21
                                       DE/Evo/80042173

     Pledgor whose Shares have been sold hereunder (for which it has not been reimbursed) shall be entitled to exercise its rights pursuant to it being subrogated to the claims of the Secured Creditors and the Additional Senior Secured Noteholders (with respect to the Secured Indebtedness) against the relevant Borrowers. Except as expressly provided in the immediately preceding sentence, each Pledgor waives (to the fullest extent permitted by applicable law) all rights of subrogation which it may at any time otherwise have as a result of this Deed (whether contractual, by law or otherwise) to the claims of the Secured Creditors and the Additional Senior Secured Noteholders against the relevant Borrowers. Each Pledgor hereby further waives (to the fullest extent permitted by applicable law) any right to enforce any other remedy which the Secured Creditors and the Additional Senior Secured Noteholders now have or may hereafter have against the Borrowers or any endorser of all or any part of the Secured Indebtedness and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Secured Creditors and the Additional Senior Secured Noteholders to secure payment of the Secured Indebtedness.
12.  Currencies
---------------
12.1 All moneys received or held by the Collateral Agent or any one of them under this Deed on or after the date on which an Event of Default has occurred in a currency other than a currency in which the Secured Indebtedness is denominated may from time to time be sold for the currency in which the Secured Indebtedness is denominated as the Collateral Agent reasonably considers necessary or desirable and each Pledgor shall be liable to the Collateral Agent for the full cost (including all costs, charges and expenses) properly incurred in relation to such sale. The Collateral Agent and the Secured Creditors and the Additional Senior Secured Noteholders shall not have any liability to any Pledgor in respect of any loss resulting from any fluctuation in exchange rates before or after any such sale.
12.2 No payment to the Collateral Agent or the Secured Creditors or Additional Senior Secured Noteholders (whether under any judgement or court order or otherwise) shall discharge the obligation or liability of each Pledgor in respect of which it was made unless and until the Collateral Agent or the Secured Creditors or the Additional Senior Secured Noteholders shall have received payment in full in the currency in which such obligation or liability was incurred. To the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency, the Collateral Agent or the Secured Creditors or the Additional Senior Secured Noteholders, as the case may be, shall have a further separate cause of

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                                       22
                                       DE/Evo/80042173

     action against such Pledgor to recover such shortfall and shall be entitled to enforce the security hereby created to recover the amount of the shortfall.
13.  Unfettered discretion
--------------------------
Save as otherwise provided in this Deed or any other US Security Document any liability or power which may be exercised or any determination which may be made under this Deed by the Collateral Agent (acting in its own name or on behalf of the Pledgee) may be exercised or made in its absolute and unfettered discretion and it shall not be obliged to give reasons therefore.
14.  Notices
------------
14.1 All such notices and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the Person to whom such notice or communication is addressed, except that notices and communications to the Collateral Agent or to a Pledgor shall not be effective until received by the Collateral Agent or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as provided for under
     Article 12.1 of the US Security Agreement.
15.  Irrevocable power of attorney
----------------------------------
15.1 Each Pledgor hereby grants to the Collateral Agent an irrevocable and non-exclusive power of attorney (without obligation), with the right of substitution, to perform on its behalf and at its expense any and all of its obligations under this Deed.
15.2 Each Pledgor and the Collateral Agent hereby in accordance with Article 3:68 NCC agree that the Collateral Agent shall also be authorized to represent such Pledgor under the said power of attorney in case of a conflict of interests between the interest of such Pledgor and the Collateral Agent.
16.  Severability
-----------------
To the extent possible under applicable law, in the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this Deed.
17.  Termination; Release
-------------------------
17.1 Article 12.2 of the US Security Agreement shall apply to this Deed and the rights of pledge created hereunder, other than as provided in Articles 17.2 and 17.3 of this Deed.
17.2 It is expressly agreed that the Collateral Agent (upon the direction (made

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                                       23
                                       DE/Evo/80042173

     subject to the provisions of the Intercreditor Agreement) of the Required Secured Creditors, unless such direction is not required pursuant to the US Pledge Agreement) will be entitled to terminate the rights of pledge created in this Deed in whole or in part by notice ("opzegging") to the relevant Pledgor, with a copy to the other parties of this Deed.
17.3 The parties to this Deed agree that, upon termination of the rights of pledge by notice pursuant to Section 17.2 of this Deed, the rights and obligations under this Deed can be terminated in whole or in part by the Collateral Agent (acting upon the direction of the Required Secured Creditors (made subject to the provisions of the Intercreditor Agreement), unless such direction is not required pursuant to the US Pledge Agreement) and the relevant Pledgor, without the consent of any other party hereto, including the Additional Senior Secured Notes Trustee, by means of a private deed (onderhandse akte).
18.  Financial Assistance
-------------------------
Without limiting the representations and warranties contained in Section 7.05(c) of Credit Agreement or the covenant contained in Section 8.13 of the Credit Agreement, and without waiving any Default or Event of Default that may arise as a result of the breach of any such representation, warranty or covenant, to the extent that Resolution Europe utilizes proceeds of any Loans incurred by it to repay intercompany loans in existence on the Initial Borrowing Date the proceeds of which intercompany loans were initially used to purchase share capital of any Foreign Subsidiary of RPP USA and as a result of such repayment the applicable financial assistance rules of the jurisdiction governing the enforceability of the Foreign Subsidiaries Guaranty or the respective Foreign Security Documents, including this present Deed, are violated (in such case as such financial assistance rules apply to the obligations of a Subsidiary Guarantor that is a Foreign Subsidiary, including each of the Pledgors), the proceeds of such Loans shall not be guaranteed under the Foreign Subsidiaries Guaranty and shall not receive the benefit of such Foreign Security Documents, including this Deed, it being understood that also in such case all other Obligations shall be guaranteed under the Foreign Subsidiaries Guaranty and the rights of pledge created by or purported to be created by this Deed to secure such other Obligations shall not be affected thereby. Each of the parties hereto acknowledges and agrees that the incurrence by Resolution Europe of Loans to repay any indebtedness under the Existing Shell Intercompany Note will not violate the financial assistance rules governing the enforceability of this Deed or the other Foreign Security Documents.
19.  Headings descriptive
-------------------------
The headings in this Deed are for purposes of reference only and shall not limit or define the meaning hereof.
20.  Applicable law and jurisdiction
------------------------------------

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20.1 This Deed and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this Deed and the rights of pledge created hereby shall be governed by and construed in accordance with the laws of the Netherlands.
20.2 Each of the parties hereto irrevocably agrees that all disputes arising out of this Deed shall be submitted in first instance to the competent court at Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Collateral Agent's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.
21.  Acknowledgement
--------------------
The person appearing acting on behalf of the Companies, declared that (i) each Company acknowledges the right of pledge created by this Deed on the Present Shares and that each Company will cause such right of pledge to be recorded in its shareholders' register without delay, and (ii) each Company has received notice of the right of pledge to the extent consisting of claims against the Company in accordance with Article 3:236 (2) and Article 3:94 (1) of the Netherlands Civil Code.
22.  Acquisition
----------------
22.1 The Total Holdings Shares were acquired by RPP USA pursuant to a purchase agreement by the execution of a deed of transfer before Rudolf Jan Cornelis van Helden, civil-law notary in Amsterdam, on the fourteenth day of November two-thousand. The transfer was acknowledged by Resolution Holdings on the same day as is evidenced by the above-mentioned notarial deed;
22.2 The Total Europe Shares were acquired by Resolution Holdings by virtue of a deed of contribution executed before Johannes Daniel Maria Schoonbrood, civil-law notary in Rotterdam, on the twenty-first day of December nineteen hundred and ninety-nine. The transfer was acknowledged by Resolution Europe on the same day as is evidenced by the above-mentioned notarial deed;
22.3 The Total Research Shares were issued to Resolution Holdings by virtue of Resolution Research's Deed of Incorporation executed before Johan Reinder Egbert Keilstra, civil-law notary in 's-Gravenhage on the ninth day of September nineteen hundred and ninety-nine.
23.  Authority and powers of attorney
-------------------------------------
The person appearing has been granted seven (7) powers of attorney by means of seven (7) non-notarial instruments of attorney. The power of attorney on behalf of Bank of New York will immediately after the present Deed has been executed be attached to this Deed. The remaining powers of attorney have been attached to a deed of release of pledge of shares executed today, before me, civil-law notary. FINAL PART
----------
The person appearing before me is known to me, civil- law notary.

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                                       DE/Evo/80042173

This Deed
                                                                    was executed
in Rotterdam on the date mentioned in its heading.
After I, civil-law notary, had conveyed and explained the contents of the Deed in substance to the person appearing, she declared that she had taken note of the contents of the deed, was in agreement with the contents and did not wish it to be read out in full.
Following a partial reading, the Deed was signed by the person appearing and me, civil-law notary.

                                             E.M. van Oirschot
                                             B. Th. Derogee, civil law notary
                                             ISSUED FOR TRUE COPY